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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2005

iPCS, Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction Of incorporation)	333-117942; 333-117944 (Commission File Numbers)	36-4350876 (IRS Employer Identification No.)
1901 North Roselle Road, Schaumburg, Illinois (Address of principal executive offices)		60195 (Zip Code)
Registrant's telephone number, including area code (847) 885-2833
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

        On May 2, 2005, the Registrant reported its financial and operating results for the quarter ended March 31, 2005.

        A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

  (c)
  Exhibits

Exhibit No.
99.1	Press Release by iPCS, Inc., dated May 2, 2005, announcing its financial and operating results for the quarter ended March 31, 2005.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.
Date: May 2, 2005	By:	/s/ STEBBINS B. CHANDOR, JR.
		Name:	Stebbins B. Chandor, Jr.
		Title:	Executive Vice President Operations and Chief Financial Officer

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SIGNATURES